UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): December 15, 2005
LIBERTY GLOBAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51360	20-2197030
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)
4643 South Ulster Street, Suite 1300 Denver CO 80237
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (303) 220-6600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Amendment to Senior Secured Credit Facility Agreement
Amendment to Senior Secured Credit Facility Agreement
Press Release

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Credit Facility Agreement of Jupiter Telecommunications Co., Ltd.
     On December 15, 2005, Jupiter Telecommunications Co., Ltd. (“J:COM”), a broadband provider of bundled entertainment, data and communications services in Japan, executed a 155 billion Yen-denominated credit facility agreement with a syndicate of banks led by The Bank of Tokyo-Mistsubishi, Ltd., Mizuho Corporate Bank, Ltd. and Sumitomo Mitsui Banking Corporation (the “J:COM Credit Facility Agreement”). J:COM is a consolidated subsidiary of the Registrant, which owns its interest in J:COM through Registrant’s 58.66% ownership interest in LMI/Sumisho Super Media, LLC, which owns an approximate 63% ownership interest in J:COM.
     Borrowings may be made under the J:COM Credit Facility Agreement on a senior, unsecured basis pursuant to three facilities: a 30 billion Yen five-year revolving credit loan (the “revolving loan”); an 85 billion Yen five-year amortizing term loan (the “Tranche A term loan”); and a 40 billion Yen seven-year amortizing term loan (the “Tranche B term loan”). All three loans will bear interest equal to the Tokyo interbank rate plus a variable margin to be adjusted based on the leverage ratio of J:COM.
     The proceeds of the term loans will be used to repay in full outstanding loans under J:COM’s existing credit facilities, which bear interest at rates which are higher than those being made available under the Tranche A loan and the Tranche B loan. Borrowings under the revolving loan may be used by J:COM for general corporate purposes. Subsidiaries of J:COM are guarantors under the credit facilities up to a fixed amount.
     Amounts drawn under the Tranche A term loan have a final maturity date of December 31, 2010, and amortize in quarterly installments commencing March 31, 2006. Tranche B loans have a final maturity date of December 31, 2012, and amortize in quarterly installments commencing March 31, 2011. The final maturity date of all revolving loans is December 31, 2010.
     The J:COM Credit Facility Agreement contains customary conditions to drawdowns, financial and other covenants and events of default.
Amendments to Credit Facility Agreements of UPC Broadband Holding B.V.
     On December 15, 2005, UPC Broadband Holding B.V. (“UPC Broadband Holding”), an indirect, wholly-owned subsidiary of the Registrant, entered into amendments (the “Amendments”) with respect to two of its outstanding credit facility agreements: (i) the €3,500,000,000 and US$347,500,000 and US$95,000,000 Senior Secured Credit Facility Agreement, dated October 26, 2000, as amended and restated, between UPC Broadband Holding and UPC Financing Partnership as borrowers (the “Borrowing Parties”), TD Bank Europe Limited (“TD Bank”) as facility agent and the other lenders party thereto and (ii) the €1,072,000,000 Senior Secured Credit Facility Agreement, dated January 16, 2004, as amended and restated, between the Borrowing Parties, TD Bank as facility agent and the other lenders party thereto (the two credit facility agreements being referred to herein as the “Facility Agreements”).
     The Amendments waive the application of certain restrictive covenants contained in the Facility Agreements to the disposition of entities comprising UPC Broadband Holding’s Scandinavian cable business. Pursuant to the terms of the Amendments, a portion of the proceeds generated by such disposition, in an amount equal to four times the Annualized EBITDA (as defined in the Facility Agreements) of the disposed entities for the last two financial quarters for which financial information has been provided to TD Bank, must be applied towards prepayment of borrowings under the Facility Agreements.

Item 7.01. Regulation FD Disclosure.
     On December 19, 2005, the Registrant announced that it had reached an agreement to sell 100% of its Norwegian cable business UPC Norge AS to Candover Partners Limited for a total enterprise value of approximately €450,000,000.
     This Item 7.01 of this Current Report on Form 8-K and the information contained in the Press Release attached hereto as Exhibit 99.1 are being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. By furnishing the information referred to in this Item 7.01, the Registrant shall not be deemed to be admitting that such information is material.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Name
4.1	The Registrant undertakes to furnish to the Securities and Exchange Commission, upon request, a copy of the J:COM Credit Facility Agreement, which is not being filed herewith.

4.2	Amendment, dated December 15, 2005, to €3,500,000,000 and US$347,500,000 and US$95,000,000 Senior Secured Credit Facility Agreement, dated October 26, 2000, as amended and restated, between UPC Broadband Holding B.V., UPC Financing Partnership, TD Bank Europe Limited and other parties

4.3	Amendment, dated December 15, 2005, to €1,072,000,000 Senior Secured Credit Facility Agreement, dated January 16, 2004, as amended and restated, between UPC Broadband Holding B.V., UPC Financing Partnership, TD Bank Europe Limited and other parties

99.1	Press Release of Liberty Global, Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 19, 2005

LIBERTY GLOBAL, INC.

By:	/s/ Elizabeth M. Markowski

Name: Elizabeth M. Markowski
Title: Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX
(d) Exhibits.

Exhibit No.	Name
4.1	The Registrant undertakes to furnish to the Securities and Exchange Commission, upon request, a copy of the J:COM Credit Facility Agreement, which is not being filed herewith.

4.2	Amendment, dated December 15, 2005, to €3,500,000,000 and US$347,500,000 and US$95,000,000 Senior Secured Credit Facility Agreement, dated October 26, 2000, as amended and restated, between UPC Broadband Holding B.V., UPC Financing Partnership, TD Bank Europe Limited and other parties

4.3	Amendment, dated December 15, 2005, to €1,072,000,000 Senior Secured Credit Facility Agreement, dated January 16, 2004, as amended and restated, between UPC Broadband Holding B.V., UPC Financing Partnership, TD Bank Europe Limited and other parties

99.1	Press Release of Liberty Global, Inc.